[CLIP ART]

                                    Municipal
                                   High Income
                                    Fund Inc.

                               [GRAPHIC OMITTED]

                                                                     Semi-Annual
                                                                       Report

                                                                     [CLIP ART]

                                                                      April 30,
                                                                        2001

================================== [CLIP ART] ==================================


                        Municipal High Income Fund Inc.

Dear Shareholder:

      We are pleased to provide the semi-annual report for the Municipal High Income Fund Inc. ("Fund") for the period ended April 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information useful and informative.

      During the period, the Fund distributed income dividends totaling $0.29 per share. The table below shows the annualized distribution rate and six-month total return based on the Fund's April 30, 2001 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(1)

       Price                        Annualized                 Six-Month
     Per Share                 Distribution Rate(2)         Total Return(2)
    ------------               --------------------         ---------------
    $8.68 (NAV)                       6.71%                       1.39%
    $8.50 (NYSE)                      6.85%                       8.27%

      The Fund had a total return of 1.39% based on NAV for the six months ended April 30, 2001. In comparison, the Fund's Lipper Inc. ("Lipper")3 peer group returned 3.22% based on NAV for the same period.

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the market price of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market ("NYSE") price as determined by supply and demand of the Fund's shares.
(2) Total returns are based on changes in NAV and market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumed a current monthly income dividend rate of $0.0485 for twelve months. This rate is as of May 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.
(3) Lipper is a major independent mutual fund tracking organization. Average returns are based on the six-month period ended April 30, 2001, calculated among 13 funds in the high yield municipal debt funds category.

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================================== [CLIP ART] ==================================


Investment Strategy

      The Fund seeks high current income exempt from Federal income tax(4) by generally investing in intermediate and long-term municipal bonds.

      We believe the bond markets are likely to remain volatile in the near future. In terms of maturity, we have been moving out along the yield curve(5) in order to take advantage of its positive slope. In addition, we have maintained high average credit quality in the Fund because quality spreads(6) remain relatively narrow.

      During the period, we sought to incorporate additional call protection into the Fund by selling off some of our higher coupon bonds with shorter calls and replacing them with bonds that have a similar high coupon structure, but are not subject to early calls.

      One of the ways we manage the Fund is to seek to create a built-in income stream for the long-term. As a result, we have generally focused on investing in securities with high credit quality and good call protection, as we believe these securities offer solid long-term values. Moreover, we have a fairly long weighted-average life in the Fund because we believe that the risk of higher inflation at the present time is negligible. In addition, we think our greater emphasis on call protection may provide shareholders with consistent income if interest rates decline.

Market and Economic Review and Outlook

      During the period, activity in the municipal bond market continued to be quite vigorous, both in terms of new issue supply and purchases by individual investors. In our opinion, municipal bonds are now even less expensive relative to high-grade taxable bonds.

      We believe the municipal bond market has responded well to heavy new issue supply. Issuance appears to be up sharply from year-earlier levels for a number of reasons. First, volume slowed sharply during the lengthy post-election period, as the nation's lawmakers focused on the ongoing presidential battle. Second, there is often a temporary hiatus in issuance after a presidential election as a large number of new state and local leaders take office.

----------
(4) Please note that a portion of the income from the Fund may be subject to the Alternative Minimum Tax ("AMT").
(5) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
(6) Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

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================================== [CLIP ART] ==================================


      We believe these trends have created pent-up demand for capital, as existing leaders refocused and new leaders begin to better identify their ongoing funding needs. Third, the decline in overall interest rates -- including municipal bond rates -- has led to a moderate increase in the level of re-fundings. Fourth, the continuous need to expand or improve governmental facilities remains high in a large variety of sectors such as education, transportation and municipal utilities.

      Recent surveys suggest that the magnitude of pent-up demand for infrastructure and related facilities continues to expand. Lastly, and perhaps somewhat ironically, the slowdown in the U.S. economy appears to be leading to additional financings. Some state and local governments that had adopted a "pay as you go" strategy in past years, utilizing budget surpluses to pay for ongoing capital projects, now have discovered the need to resume borrowing for projects with potential long-term benefits.

      Based upon financings already scheduled and preliminary activities by potential issuers, it seems likely to us that new issue supply will continue to be robust. The good news for investors is that we think municipal yields should stay high relative to taxable yields, and relative to the underlying inflation rate.

      In general, we expect the impact of the recent economic slowdown for municipal credit quality is likely to be extremely modest. The rising tide of nine-plus years of unabated economic growth strengthened the financial position of a great number of issuers. In municipal bonds, upgrades have exceeded downgrades in past years. In our opinion, this relative strength in the municipal bond market seems unlikely to slow down based on current market conditions. We also anticipate that the current economic slowdown will be short-lived. Why? With underlying inflation still moderate, the Federal Reserve Board ("Fed") has considerable room to reduce short-term interest rates in order to restart economic growth. And while no guarantees can be made, we believe that the benefits of such moves by the Fed will enable U.S. economic growth to resume by some time in the second half of the year. In our opinion, such a trend would further reduce the risk of credit erosion with respect to municipal bonds.

      The Fed has moved more aggressively than usual in response to weaker demand. In our view, this prompt Fed easing is likely to accelerate the healing process, even if economic activity deteriorates abruptly in the very near term.

      While a long way from achieving a consensus, potential changes in tax rates could also impact municipal bond markets. Much has been written about President George W. Bush's proposed cut in income tax rates. If enacted, we believe this proposal would place modest upward pressure on municipal yields, relative to taxable yields.

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

================================== [CLIP ART] ==================================


      In our view, the U.S. economy should begin to perform better later in 2001, partly as a result of Fed action. Also, we think the balance between supply and demand in the municipal bond market should remain relatively stable. In addition, we think that long-term municipal yields should remain in a relatively narrow "trading range" over the near term.

      Thank you for your investment in the Municipal High Income Fund Inc. We look forward to continuing to help you pursue your financial goals.


Sincerely,


/s/ Heath B. McLendon                  /s/ Peter M. Coffey

Heath B. McLendon                      Peter M. Coffey
Chairman                               Vice President and
                                       Investment Officer


May 7, 2001


The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 6 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of April 30, 2001 and is subject to change.

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

================================== [CLIP ART] ==================================


--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 28. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------

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

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                   Schedule of Investments (unaudited)
                                                                  April 30, 2001
================================================================================

     FACE
    AMOUNT     RATING(a)                                SECURITY                                    VALUE
============================================================================================================
Alabama--3.5%
$     35,000    AA-      Alabama HFA, Single-Family Housing Revenue,
                           10.500% due 12/1/02...............................................   $     35,875
   4,000,000    BBB-     Butler, AL IDB, Solid Waste Disposal Revenue, (James River
                           Corp. Project), 8.000% due 9/1/28 (b).............................      4,270,000
     615,000    NR       Capstone Improvement District, Brookwood, AL
                           7.700% due 8/15/23................................................        610,387
   1,000,000    CCC      Mobile, AL IDB, Solid Waste Disposal Revenue, (Mobile
                           Energy Services Co. Project), 6.950% due 1/1/20...................         50,000
   1,000,000    AAA      West Jefferson, AL Amusement & Public Park Authority
                           Revenue, (Visionland Project), (Pre-Refunded--Escrowed
                           with U.S. government securities to 12/1/06 Call @ 102),
                           8.000% due 12/1/26................................................      1,210,000
                                                                                                ------------
                                                                                                   6,176,262
                                                                                                ------------
Arizona--2.7%
   1,750,000    BB       Gila County, AZ IDA, Revenue, ASARCO Inc.,
                           5.550% due 1/1/27.................................................      1,323,437
                         Maricopa, AZ IDA, Multi-Family Housing Revenue:
     500,000    NR         Avalon Apartment Projects, Series C, 10.000% due 4/1/30...........        510,000
   1,000,000    NR         Gran Victoria Housing LLC Project, Series B,
                             10.000% due 5/1/31..............................................      1,013,750
   1,840,000    NR       Phoenix, AZ IDA, Multi-Family Housing Revenue,
                           (Ventana Palms Apartments Project), Series B,
                           8.000% due 10/1/34................................................      1,840,000
                                                                                                ------------
                                                                                                   4,687,187
                                                                                                ------------
Arkansas--0.6%
   1,000,000    BBB-     Arkansas State Development Finance Authority,
                           Hospital Revenue, Washington Regional Medical Center,
                           7.375% due 2/1/29.................................................      1,012,500
California--2.0%
   1,500,000    NR       Barona, CA Band of Mission Indians, 8.250% due 1/1/20...............      1,569,375
   1,865,000    Ba3*     Vallejo, CA Certificates of Participation, Touro University,
                           7.375% due 6/1/29.................................................      1,925,613
                                                                                                ------------
                                                                                                   3,494,988
                                                                                                ------------
Colorado--1.3%
   1,175,000    A        Denver, CO City & County Airport Revenue, Series A,
                           8.000% due 11/15/25 (b)...........................................      1,194,846
   1,000,000    NR       Highline Business Improvement District, Littleton, CO,
                           Series B, 8.750% due 12/15/19.....................................      1,026,250
                                                                                                ------------
                                                                                                   2,221,096
                                                                                                ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Schedule of Investments (unaudited) (continued)
                                                                  April 30, 2001
================================================================================

     FACE
    AMOUNT     RATING(a)                                SECURITY                                    VALUE
============================================================================================================
Connecticut--1.9%
                         Connecticut State Development Authority:
$  1,735,000    NR         Aquarium Project Revenue, (Mystic Marinelife Aquarium
                             Project), Series A, 7.000% due 12/1/27..........................   $  1,780,544
   1,475,000               NR Health Care Revenue, (Independent Living Project),
                             (Pre-Refunded -- Escrowed with state & local
                             government securities to 7/1/03 Call @ 102),
                             Series B, 8.000% due 7/1/17.....................................      1,607,750
                                                                                                ------------
                                                                                                   3,388,294
                                                                                                ------------
Delaware--0.5%
   1,000,000    NR       Sussex County, DE Assisted Living Facility Revenue,
                           (Heritage at Milford Project), 7.250% due 7/1/29..................        856,250
                                                                                                ------------
District of Columbia--0.6%
   1,000,000    A1*      District of Columbia, TOB, Settlement Financing Corp.,
                           Asset Backed Bonds, 6.750% due 5/15/40............................      1,025,000
                                                                                                ------------
Florida--6.0%
   2,000,000    NR       Capital Projects Finance Authority, Student Housing Revenue,
                           Florida University, Series A, 7.850% due 8/15/31..................      2,017,500
   2,000,000    NR       Florida Housing Finance Corp., Multi-Family Housing Revenue,
                           (Whistlers Cove Apartment Project), 6.500% due 1/1/39 (b).........      1,940,000
   2,750,000    NR       Hillsborough County, FL IDA, Revenue, (Lakeshore Villas
                           Project), Series A, 6.750% due 7/1/29.............................      2,485,312
     875,000    NR       Homestead, FL IDR, Community Rehabilitation Providers
                           Program, Series A, 7.950% due 11/1/18.............................        913,281
   2,000,000    BBB-     Martin County, FL IDA, IDR, (Indiantown Cogeneration Project),
                           Series A, 7.875% due 12/15/25 (b).................................      2,087,500
   1,000,000    NR       Orange County, FL Health Facilities Authority Revenue,
                           First Mortgage, 9.000% due 7/1/31.................................      1,000,000
                                                                                                ------------
                                                                                                  10,443,593
                                                                                                ------------
Georgia--3.5%
   1,500,000    NR       Atlanta, GA Urban Residential Finance Authority, Multi-Family
                           Housing Revenue, Park Place Apartments, Series A,
                           6.750% due 3/1/31.................................................      1,415,625
   2,000,000    NR       Clayton County, GA Development Authority Revenue,
                           Senior Care Group Inc., (Bayberry Project), Series A,
                           6.750% due 7/1/29.................................................      1,000,000
     500,000    NR       Fulton County, GA Residential Care Facilities, Sr. Lien,
                           Series A, 7.000% due 7/1/29.......................................        420,000
   1,000,000    NR       Gainesville & Hall County, GA Development Authority Revenue,
                           Senior Living Facility, Lanier Village, Series C,
                           7.250% due 11/15/29...............................................        961,250

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Schedule of Investments (unaudited) (continued)
                                                                  April 30, 2001
================================================================================

     FACE
    AMOUNT     RATING(a)                                SECURITY                                    VALUE
============================================================================================================
Georgia--3.5% (continued)
$  1,435,000    NR       Savannah, GA EDA, Revenue, Marshview Inn, Series A,
                           7.125% due 7/1/29.................................................   $  1,314,819
   1,000,000    NR       Walton County, GA IDA, IDR, (Walton Manufacturing Co.
                           Project), 8.500% due 9/1/07.......................................      1,075,000
                                                                                                ------------
                                                                                                   6,186,694
                                                                                                ------------
Illinois--1.3%
                         Chicago, IL Board of Education, GO:
   6,750,000    AAA        Capital Appreciation, (School Reform Project),
                             Series B-1, FGIC-Insured, zero coupon bond to yield
                             5.214% due 12/1/31..............................................      1,189,687
   1,000,000    AAA        Series A, MBIA-Insured, 5.500% due 12/1/28........................      1,003,750
                                                                                                ------------
                                                                                                   2,193,437
                                                                                                ------------
Indiana--2.1%
   2,500,000    BB-      East Chicago, IN PCR, (Inland Steel Co. Project No. 10),
                           6.800% due 6/1/13.................................................      1,890,625
   1,000,000    B        Indiana State Development Finance Authority, PCR, (Inland
                           Steel Co. Project No. 13), 7.250% due 11/1/11 (b).................        788,750
   1,000,000    NR       Indianapolis, IN Multi-Family Revenue, (Lake Nora Fox Club
                           Project), Series B, 7.500% due 10/1/29............................        990,000
                                                                                                ------------
                                                                                                   3,669,375
                                                                                                ------------
Kentucky--2.2%
   2,310,000    NR       Jefferson County, KY Student Housing Individual Building
                           Revenue, Collegiate Housing Foundation, Series A,
                           7.000% due 9/1/19.................................................      2,344,650
   1,500,000    BBB-     Kenton County, KY Airport Board Revenue, (Delta Airlines
                           Project), Series A, 7.500% due 2/1/20 (b).........................      1,548,210
                                                                                                ------------
                                                                                                   3,892,860
                                                                                                ------------
Louisiana--5.8%
   1,200,000    A3*      Lake Charles, LA Harbor & Terminal District, Port Facilities
                           Revenue, (Trunkline LNG Co. Project), 7.750% due 8/15/22..........      1,270,500
   2,000,000    NR       Louisiana Local Government Environmental Facilities,
                           Community Development Authority Revenue, St. James
                           Place, Series A, 8.000% due 11/1/25...............................      2,002,500
   1,500,000    NR       Louisiana Public Facilities Authority Hospital Revenue, (Lake
                           Charles Memorial Hospital Project), 8.625% due 12/1/30............      1,515,000
                         Port of New Orleans, LA IDR:
                           Avondale Industries, Inc. Project
   1,195,000    NR           8.250% due 6/1/04...............................................      1,269,688
   2,900,000    NR           8.500% due 6/1/14...............................................      3,153,750
   1,000,000    BB-        Continental Grain Co. Project, 7.500% due 7/1/13..................      1,023,750
                                                                                                ------------
                                                                                                  10,235,188
                                                                                                ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Schedule of Investments (unaudited) (continued)
                                                                  April 30, 2001
================================================================================

     FACE
    AMOUNT     RATING(a)                                SECURITY                                    VALUE
============================================================================================================
Maine--0.0%
                         Maine State Housing Authority, Mortgage Purchase Revenue:
$     15,000    AA         Series C-2, 7.000% due 11/15/32 (b)...............................   $     15,656
      20,000    AA         Series D-1, 8.300% due 11/15/28 (b)...............................         20,134
                                                                                                ------------
                                                                                                      35,790
                                                                                                ------------
Maryland--1.8%
   3,000,000    NR       Maryland State Economic Development Corporate Revenue,
                           Chesapeake Bay, Series A, 7.730% due 12/1/27......................      3,093,750
                                                                                                ------------
Massachusetts--9.6%
   1,000,000    NR       Boston, MA Industrial Development Financing Authority
                           Revenue, (Roundhouse Hospitality LLC Project),
                           7.875% due 3/1/25 (b).............................................      1,011,250
                         Massachusetts State Development Finance Agency Revenue:
   1,000,000    NR         Alliance Health Care Facility, Series A, 7.100% due 7/1/32........        902,500
   1,000,000    NR         Briarwood, Series B, 8.250% due 12/1/30...........................        983,750
                         Massachusetts State Health & Educational Facilities
                           Authority Revenue:
   1,000,000    AAA          Beth Israel Deaconess Medical Center, Series G-4,
                               AMBAC-Insured,  Variable Rate INFLOS,
                               7.508% due 7/1/25 (c).........................................      1,035,000
   1,250,000    Ba2*         Saint Memorial Medical Center Project, Series A,
                               6.000% due 10/1/23............................................        962,500
   1,775,000    A+       Massachusetts State HFA, Single-Family Housing Revenue,
                           Series 38, 7.200% due 12/1/26 (b).................................      1,868,188
                         Massachusetts State Industrial Finance Agency, Assisted Living
                           Massachusetts State Industrial Finance Agency Revenue:
   2,000,000    NR           Assisted Living Facility, (Marina Bay LLC Project),
                               7.500% due 12/1/27 (b)........................................      1,982,500
     500,000    NR           Chestnut Knoll Project, Series A, 5.625% due 2/15/25............        386,250
                             Resource Recovery, (SEMASS Partnership Project):
   1,700,000    NR             Series A, 9.000% due 7/1/15...................................      1,759,976
   5,740,000    NR             Series B, 9.250% due 7/1/15 (b)...............................      5,943,770
                                                                                                ------------
                                                                                                  16,835,684
                                                                                                ------------
Michigan--3.4%
   2,000,000    BB-      Detroit, MI Local Development Finance Authority, Tax Increment,
                           Series A, 5.500% due 5/1/21.......................................      1,707,500
                         Garden City, MI Hospital Finance Authority, Hospital Revenue,
                           Garden City Hospital Obligation Group, Series A:
   2,000,000    B1*          5.625% due 9/1/10...............................................      1,655,000
   1,000,000    B1*          5.750% due 9/1/17...............................................        736,250

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Schedule of Investments (unaudited) (continued)
                                                                  April 30, 2001
================================================================================

     FACE
    AMOUNT     RATING(a)                                SECURITY                                    VALUE
============================================================================================================
Michigan--3.4% (continued)
$  2,000,000    NR       Michigan State Strategic Fund, Resource Recovery Limited
                           Obligation Revenue, Central Wayne Energy Recovery LP,
                           Series A, 6.900% due 7/1/19 (b)...................................   $  1,575,000
     300,000    VMIG 1*  University of Michigan, Series A, 4.400% due 12/1/24 (d)............        300,000
                                                                                                ------------
                                                                                                   5,973,750
                                                                                                ------------
Minnesota--1.0%
   2,000,000    NR       Sartell, MN Health Care & Housing Facilities Revenue,
                           (Foundation for Healthcare Project), Series A,
                           6.500% due 9/1/16.................................................      1,797,500
                                                                                                ------------
Montana--2.4%
   4,530,000    NR       Montana State Board of Investment Resource Recovery
                           Revenue, (Yellowstone Energy LP Project),
                           7.000% due 12/31/19 (b)...........................................      4,224,225
                                                                                                ------------
New Hampshire--0.5%
   1,000,000    BBB-     New Hampshire Higher Educational & Health Facilities
                           Authority Revenue, New Hampshire College,
                           6.375% due 1/1/27.................................................        897,500
                                                                                                ------------
New Jersey--5.4%
   3,000,000    B1*      Camden County, NJ Improvement Authority Revenue,
                           (Health Care Redevelopment Project-Cooper Health
                           System), 5.875% due 2/15/15.......................................      2,201,250
                         New Jersey EDA, Series A:
   1,000,000    NR         Healthcare Facility Revenue, (Sayreville Senior
                             Living Project), 6.375% due 4/1/29..............................        420,000
   1,000,000    NR         Retirement Community Revenue, 8.250% due 11/15/30.................        995,000
                         New Jersey Health Care Facilities Financing Authority Revenue:......
     735,000    Baa3*      Palisades Medical Center Obligation Group, Un-Refunded,
                             7.600% due 7/1/21...............................................        731,325
   2,000,000    NR         Raritan Bay Medical Center, 7.250% due 7/1/27.....................      1,860,000
   3,000,000    BBB-       Trinitas Hospital Obligation Group, 7.500% due 7/1/30.............      3,007,500
     250,000    NR       New Jersey State Educational Facilities Authority Revenue,
                           Fairleigh Dickinson University, Series C, 6.625% due 7/1/23.......        252,813
                                                                                                ------------
                                                                                                   9,467,888
                                                                                                ------------
New Mexico--0.2%
     415,000    AAA      New Mexico Mortgage Finance Authority, Single-Family
                           Mortgage Program, Series B, FHA-Insured,
                           8.300% due 3/1/20 (b).............................................        431,081
                                                                                                ------------
New York--5.1%
     700,000    NR       Brookhaven, NY IDR Agency, Memorial Hospital
                           Medical Center, Series A, 8.250% due 11/15/30.....................        691,250

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Schedule of Investments (unaudited) (continued)
                                                                  April 30, 2001
================================================================================

     FACE
    AMOUNT     RATING(a)                                SECURITY                                    VALUE
============================================================================================================
New York--5.1% (continued)
                         Monroe County, NY IDR Agency:
$  1,900,000    NR         Empire Sports Project, Series A, 6.250% due 3/1/28................   $  1,572,250
   1,000,000    NR         Woodland Village Project, 8.550% due 11/15/32.....................      1,018,750
                         New York City, NY IDA, Civic Facility Revenue:
   1,400,000    NR         7.500% due 8/1/26.................................................      1,401,750
   1,500,000    NR         Special Needs Facility Pooled Program, Series A-1,
                             8.125% due 8/1/19...............................................      1,533,750
     400,000    VMIG 1*  New York City, NY GO, Series C, LOC-Morgan Guaranty Trust,
                           4.500% due 10/1/23 (d)............................................        400,000
     500,000    VMIG 1*  New York City, NY Water Finance Authority, Water & Sewer
                           System Revenue, Series A, FGIC-Insured,
                           4.250% due 6/16/25 (d)............................................        500,000
                         Suffolk County, NY Industrial Development Agency, Civic
                           Facility Revenue, Southampton Hospital Association:
   1,000,000    NR           Series A, 7.250% due 1/1/20.....................................        941,250
   1,000,000    NR           Series B, 7.625% due 1/1/30.....................................        963,750
                                                                                                ------------
                                                                                                   9,022,750
                                                                                                ------------
North Carolina--2.2%
   2,300,000    NR       Charlotte, NC Special Facilities Revenue, Charlotte/Douglas
                           International Airport, 5.600% due 7/1/27 (b)......................      1,748,000
                         North Carolina Medical Care Commission, Health Care
                           Facilities Revenue, First Mortgage,
                           (De Paul Community Facilities Project):
   1,340,000    NR           6.125% due 1/1/28...............................................      1,105,500
   1,000,000    NR           7.625% due 11/1/29..............................................        963,750
                                                                                                ------------
                                                                                                   3,817,250
                                                                                                ------------
Ohio--2.0%
   1,500,000    BBB      Cuyahoga County, OH Hospital Facilities Revenue,
                           (Canton Inc. Project), 7.500% due 1/1/30..........................      1,584,375
   1,500,000    AAA      Montgomery County, OH Health Systems Revenue, Series B-1,
                           (Pre-Refunded -- Escrowed with state & local government
                           securities to 7/1/06 call @102), 8.100% due 7/1/18................      1,777,331
   1,250,000    NR       Ohio State Solid Waste Revenue, Republic Engineered
                           Steels Inc., 9.000% due 6/1/21 (b)................................         62,500
                                                                                                ------------
                                                                                                   3,424,206
                                                                                                ------------
Oklahoma--0.8%
   2,000,000    B-       Oklahoma Development Finance Authority Revenue, Hillcrest
                           Healthcare System, Series A, 5.625% due 8/15/29...................      1,340,000
                                                                                                ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Schedule of Investments (unaudited) (continued)
                                                                  April 30, 2001
================================================================================

     FACE
    AMOUNT     RATING(a)                                SECURITY                                    VALUE
============================================================================================================
Pennsylvania--13.3%
$  2,200,000    B        Allegheny County, PA IDA, Airport Special Facilities Revenue,
                           (USAir Inc. Project), Series B, 8.500% due 3/1/21 (b).............   $  2,229,260
                         Beaver County, PA IDA, PCR:
   1,500,000    BB+        Cleveland Electric Illuminating Co. Project,
                             7.625% due 5/1/25...............................................      1,595,625
   2,000,000    BB+        Toledo Edison Co. Project, 7.625% due 5/1/20......................      2,140,000
   3,000,000    NR       Dauphin County, PA General Authority Revenue, Hotel &
                           Conference Center, Hyatt Regency, 6.200% due 1/1/29...............      2,662,500
   2,500,000    A3*      Luzerne County, PA IDA, Exempt Facilities Revenue,
                           (Pennsylvania Gas & Water Co. Project), Series B,
                           7.125% due 12/1/22 (b)............................................      2,640,625
   2,840,000    NR       Montgomery County, PA Higher Education & Health Authority
                           Revenue, Temple Continuing Care Center,
                           6.625% due 7/1/19.................................................      2,534,700
     255,000    NR       Northumberland County, PA IDA, IDR, (Beverly Enterprises Inc.
                           Project), 6.875% due 2/1/03.......................................        253,088
   1,000,000    NR       Philadelphia, PA Authority for Industrial Development Revenue,
                           (Host Marriott LP Project), Remarketed 10/31/95,
                           7.750% due 12/1/17 (b)............................................      1,061,250
                         Scranton-Lackawanna, PA Health & Welfare Authority Revenue:
     500,000    BBB-++     Allied Services Rehab Hospitals Project, Series A,
                             7.600% due 7/15/20..............................................        510,000
                           Moses Taylor Hospital Project:
   1,905,000    BBB-         6.150% due 7/1/14...............................................      1,719,263
   3,050,000    BBB-         6.250% due 7/1/20...............................................      2,592,500
   1,500,000    NR       Waterlefe Community Development District, Florida Golf
                           Course Revenue, 8.125% due 10/1/25................................      1,468,125
   2,000,000    NR       Westmoreland County, PA IDA, Redstone, Series B,
                           8.125% due 11/15/30...............................................      1,960,000
                                                                                                ------------
                                                                                                  23,366,936
                                                                                                ------------
South Carolina--2.3%
                         Connector 2000 Association Inc., South Carolina Toll Road
                           Revenue, Sr. Notes:
                             Capital Appreciation, Series B:
   3,100,000    BBB-           Zero coupon bond to yield 7.956% due 1/1/27...................        492,125
   7,750,000    BBB-           Zero coupon bond to yield 8.150% due 1/1/34...................        745,937
   2,000,000    BBB-         Southern Connector Project, Series A,
                               5.375% due 1/1/38.............................................      1,552,500
     600,000    NR       Florence County, SC IDR, Stone Container Corp.,
                           7.375% due 2/1/07.................................................        603,000
     705,000    NR       McCormick County, SC COP, 9.750% due 7/1/09.........................        711,310
                                                                                                ------------
                                                                                                   4,104,872
                                                                                                ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Schedule of Investments (unaudited) (continued)
                                                                  April 30, 2001
================================================================================

     FACE
    AMOUNT     RATING(a)                                SECURITY                                    VALUE
============================================================================================================
South Dakota--1.0%
$  1,730,000    NR       Oglala Sioux Tribe, SD Pine Ridge County, Revenue Bonds,
                           7.500% due 7/1/13.................................................   $  1,730,865
                                                                                                ------------
Tennessee--0.8%
   1,415,000    NR       Shelby County, TN Health, Educational & Housing Facilities
                           Board Revenue, Multi-Family Housing, (Hedgerow
                           Apartments Project),  6.875% due 7/1/36...........................      1,330,100
                                                                                                ------------
Texas--7.7%
   1,000,000    NR       Bexar County, TX Housing Financial Corp., Multi-Family
                           Housing, Continental Lady Ester, Series A,
                           6.875% due 6/1/29.................................................        943,750
   2,000,000    Ba2*     El Paso, TX International Airport Revenue, Special Facilities,
                           (Marriott Corp. Project), 7.750% due 3/1/12.......................      2,056,340
   3,000,000    BB       Houston, TX Airport Systems Revenue, Special Facilities,
                           Continental Airlines Inc., Series C, 6.125% due 7/15/27 (b).......      2,681,250
                         Houston, TX Hotel Occupancy, Tax & Special Revenue,
                           Capital Appreciation, Series B, AMBAC-Insured:
   3,000,000    AAA          Zero coupon bond to yield 5.600% due 9/1/32.....................        491,250
   1,000,000    AAA          Zero coupon bond to yield 5.600% due 9/1/33.....................        155,000
  10,000,000    AAA      Houston, TX Water & Sewer System Revenue, Capital
                           Appreciation, Series A, FSA-Insured, zero coupon bond to
                           yield 5.500% due 12/1/28..........................................      2,062,500
   1,000,000    CCC++    Northgate Crossing, TX GO, Municipal Utility, District No. 1,
                           8.875% due 12/1/13................................................        997,500
                         Sam Rayburn, TX Municipal Power Agency, Series A:
   2,645,000    BB         6.750% due 10/1/14................................................      2,661,531
   1,500,000    BB         6.250% due 10/1/17................................................      1,438,125
                                                                                                ------------
                                                                                                  13,487,246
                                                                                                ------------
Utah--2.4%
   1,675,000    NR       Hurricane, UT Health Facilities Development Revenue,
                           (Mission Health Services Project), 10.500% due 7/1/20.............      1,340,000
   1,000,000    AAA      Salt Lake County, UT Hospital Revenue, IHC Health Services,
                           AMBAC-Insured, 5.125% due 2/15/33.................................        945,000
   2,000,000    NR       Utah State HFA Revenue, (RHA Community Services
                           of Utah Inc. Project), Series A, 6.875% due 7/1/27................      1,937,500
                                                                                                ------------
                                                                                                   4,222,500
                                                                                                ------------
Virginia--2.2%
     595,000    NR       Alexandria, VA Redevelopment & Housing Authority,
                           Multi-Family Housing Revenue, (Parkwood Court Apartments
                           Project), Series C, 8.125% due 4/1/30.............................        604,669
   1,000,000    NR       Fairfax County, VA EDA, Revenue, Retirement Community,
                           Greenspring Village Inc., Series A, 7.500% due 10/1/29............        992,500

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Schedule of Investments (unaudited) (continued)
                                                                  April 30, 2001
================================================================================

     FACE
    AMOUNT     RATING(a)                                SECURITY                                    VALUE
============================================================================================================
Virginia--2.2% (continued)
$ 23,400,000    BBB-     Pocahontas Parkway Association, Virginia Toll Road Revenue,
                           Capital Appreciation, Sr. Notes, Series B, zero coupon
                           bond to yield 7.438% due 8/15/34..................................   $  2,252,250
                                                                                                ------------
                                                                                                   3,849,419
                                                                                                ------------
West Virginia--0.6%
   1,000,000    NR       West Virginia Economic Development Authority Revenue,
                           (Stonewall Jackson Project), Series B, 8.000% due 4/1/30..........      1,020,000
                                                                                                ------------
Wisconsin--1.3%
                         Wisconsin State Health & Educational Facilities
                           Authority Revenue:
   1,060,000    BBB+         Aurora Health Care Inc., Series A, 5.600% due 2/15/29...........        899,675
   1,770,000    NR           Benchmark Healthcare of Green Bay Inc. Project,
                               Series A, 7.750% due 5/1/27...................................      1,354,050
                                                                                                ------------
                                                                                                   2,253,725
                                                                                                ------------
                         TOTAL INVESTMENTS--100%
                         (Cost--$183,550,288**)..............................................   $175,209,761
                                                                                                ============

----------
(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"), or those which are identified by a double dagger (++) are rated by Fitch IBCA, Duff & Phelps ("Fitch").
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
(d) Variable rate obligation payable at par on demand at anytime on no more than seven days notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 16 through 18 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                        Summary of Municipal Bonds by Combined Ratings
                                                      April 30, 2001 (unaudited)
================================================================================

--------------------------------------------------------------------------------
                                        Standard &            Percent of
          Moody's        and/or           Poor's           Total Investments
--------------------------------------------------------------------------------
            Aaa                             AAA                   5.9%
            Aa                              AA                    0.0
             A                               A                    4.6
            Baa                             BBB                  14.8*
            Ba                              BB                   12.2
             B                               B                    5.1
            Caa                             CCC                   0.6**
          VMIG 1                            A-1                   0.7
            NR                              NR                   56.1
                                                                -----
                                                                100.0%
                                                                =====

--------------------------------------------------------------------------------
*     0.3% was rated by Fitch IBCA, Duff &Phelps.
**    0.5% was rated by Fitch IBCA, Duff &Phelps.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                              Bond Ratings (unaudited)
================================================================================


The definitions of the applicable ratings symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA         -- Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's. Capacity to pay interest and repay principal is extremely strong.
AA          -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A           -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB         -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B,      -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance,
CCC and CC     as predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa         -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa          -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A           -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                  Bond Ratings (unaudited) (continued)
================================================================================


Baa         -- Bonds rated "Baa" are considered as medium grade obligations,
               i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba          -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B           -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) sign or minus (-) to show relative standings with the major ratings categories.

BBB         -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

CCC,        -- Default on bonds rated "CCC", "CC" and "C" by Fitch is a real
CC and C possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated "CC" appears probable, a "C" rating indicates imminent default.

NR          -- Indicates that the bond is not rated by Standard & Poor's,
               Moody's or Fitch.

                                             Short-Term Bond Ratings (unaudited)
================================================================================

A-1         -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1      -- Moody's highest rating for issues having a demand feature --
               VRDO.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                     Security Descriptions (unaudited)
================================================================================


ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond
             Assurance Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility
             Construction Loan Insurance
CONNIE  -- College Construction Loan
  LEE       Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
ETM     -- Escrowed to Maturity
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage
             Corporation
FLAIRS  -- Floating Adjustable Interest Rate
             Securities
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financing Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage
             Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development
             Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors
             Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse
             Coupon Security
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund
             Guaranty
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest
             Tax-Exempt Securities
SYCC    -- Structured Yield Curve
             Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax-Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation
             Notes
VA      -- Veterans Administration
VRWE    -- Variable Rate Wednesday
             Demand

                                                 Municipal High Income Fund Inc.
[CLIP ART]                       Statement of Assets and Liabilities (unaudited)
                                                                  April 30, 2001
================================================================================


ASSETS
   Investments, at value (Cost--$183,550,288) ................    $ 175,209,761
   Interest receivable .......................................        4,061,935
                                                                  -------------
   Total Assets ..............................................      179,271,696
                                                                  -------------

LIABILITIES:
   Payable for securities purchased ..........................          682,970
   Dividends payable .........................................          226,682
   Investment advisory fee payable ...........................           62,928
   Administration fee payable ................................           31,204
   Payable to bank ...........................................               28
   Accrued expenses ..........................................           29,747
                                                                  -------------
   Total Liabilities .........................................        1,033,559
                                                                  -------------
Total Net Assets .............................................    $ 178,238,137
                                                                  =============

NET ASSETS:
   Par value of capital shares ...............................    $     205,271
   Capital paid in excess of par value .......................      190,593,257
   Undistributed net investment income .......................          206,584
   Accumulated net realized loss from security transactions ..       (4,426,448)
   Net unrealized depreciation of investments ................       (8,340,527)
                                                                  -------------
Total Net Assets .............................................    $ 178,238,137
                                                                  =============
Shares Outstanding ...........................................       20,527,141
                                                                  -------------
Net Asset Value ..............................................    $        8.68
                                                                  -------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                   Statement of Operations (unaudited)
                                         For the Six Months Ended April 30, 2001
================================================================================


INVESTMENT INCOME:
   Interest ..................................................     $  6,747,344
                                                                   ------------

EXPENSES:
   Investment advisory fee (Note 3) ..........................          356,147
   Administration fee (Note 3) ...............................          178,074
   Shareholder communications ................................           81,837
   Audit and legal ...........................................           23,443
   Directors' fees ...........................................           15,582
   Shareholder and system servicing fees .....................           14,090
   Pricing service fees ......................................            8,145
   Custody ...................................................            3,508
   Other .....................................................            3,737
                                                                   ------------
   Total Expenses ............................................          684,563
                                                                   ------------
Net Investment Income ........................................        6,062,781
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
      Proceeds from sales ....................................       13,075,532
      Cost of securities sold ................................       13,895,449
                                                                   ------------
   Net Realized Loss .........................................         (819,917)
                                                                   ------------

   Change in Net Unrealized Depreciation of Investments:
      Beginning of period ....................................       (5,349,979)
      End of period ..........................................       (8,340,527)
                                                                   ------------
   Increase in Net Unrealized Depreciation ...................       (2,990,548)
                                                                   ------------
Net Loss on Investments ......................................       (3,810,465)
                                                                   ------------
Increase in Net Assets From Operations .......................     $  2,252,316
                                                                   ============

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                              Statement of Changes in Net Assets
[CLIP ART]                   For the Six Months Ended April 30, 2001 (unaudited)
                                             and the Year Ended October 31, 2000
================================================================================

                                                        2001             2000
                                                        ----             ----
Operations:
  Net investment income ........................   $  6,062,781    $ 12,187,511
  Net realized loss ............................       (819,917)       (747,050)
  Increase in net unrealized depreciation ......     (2,990,548)     (2,294,875)
                                                   ------------    ------------
  Increase in Net Assets From Operations .......      2,252,316       9,145,586
                                                   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income ........................     (5,959,867)    (11,904,853)
                                                   ------------    ------------
  Decrease in Net Assets From
    Distributions to Shareholders ..............     (5,959,867)    (11,904,853)
                                                   ------------    ------------

FUND SHARE TRANSACTIONS (NOTE 6):
  Net asset value of shares issued for
    reinvestment of dividends ..................        619,853              --
                                                   ------------    ------------
  Increase in Net Assets From
    Fund Share Transactions ....................        619,853              --
                                                   ------------    ------------
Decrease in Net Assets .........................     (3,087,698)     (2,759,267)

NET ASSETS:
  Beginning of period ..........................    181,325,835     184,085,102
                                                   ------------    ------------
  End of period* ...............................   $178,238,137    $181,325,835
                                                   ============    ============

* Includes undistributed net investment income of  $    206,584    $    103,670
                                                   ============    ============

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                             Notes to Financial Statements (unaudited)
================================================================================


      1. Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service. Securities with no readily obtainable market quotations are valued at fair value as determined by an independent pricing service under the supervision of the Fund's Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis, market discount is recognized on disposition of security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                 Notes to Financial Statements (unaudited) (continued)
================================================================================


      2. Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment advisor to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SBFM also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      4. Investments

      During the six months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases .......................................................   $ 13,093,179
                                                                    ============
Sales ...........................................................   $ 13,075,532
                                                                    ============

      At April 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ...................................  $  4,116,964
Gross unrealized depreciation ...................................   (12,457,491)
                                                                   ------------
Net unrealized depreciation .....................................  $ (8,340,527)
                                                                   ============

                                                 Municipal High Income Fund Inc.
[CLIP ART]                 Notes to Financial Statements (unaudited) (continued)
================================================================================


      5. Capital Loss Carryforwards

      At October 31, 2000, the Fund had, for Federal income tax purposes, approximately $3,606,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                            2002         2003         2004       2005       2007       2008
=============================================================================================
Carryforward amounts     $1,197,000    $270,000     $205,000   $400,000   $786,000   $748,000
=============================================================================================

      6. Capital Shares

      At April 30, 2001, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

      Capital stock transactions were as follows:

                                      Six Months Ended            Year Ended
                                       April 30, 2001          October 31, 2000
                                     -------------------      ------------------
                                     Shares      Amount       Shares      Amount
                                     ------     --------      ------      ------
Shares issued on reinvestment        72,058     $619,853          --          --
                                     ======     ========      ======      ======

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                                  Financial Highlights
================================================================================


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                       2001(1)          2000          1999          1998          1997          1996
                                       -------          ----          ----          ----          ----          ----
Net Asset Value,
   Beginning of Period .......       $     8.86      $     9.00    $     9.77    $     9.76    $     9.53    $     9.51
                                     ----------      ----------    ----------    ----------    ----------    ----------
Income (Loss) From Operations:
   Net investment income .....             0.30            0.60          0.58          0.60          0.61          0.63
   Net realized and
     unrealized gain (loss) ..            (0.19)          (0.16)        (0.76)         0.03          0.24            --
                                     ----------      ----------    ----------    ----------    ----------    ----------
Total Income (Loss)
   From Operations ...........             0.11            0.44         (0.18)         0.63          0.85          0.63
                                     ----------      ----------    ----------    ----------    ----------    ----------
Less Distributions From:
   Net investment income .....            (0.29)          (0.58)        (0.59)        (0.61)        (0.62)        (0.61)
   In excess of net
     investment income .......               --              --            --         (0.01)           --            --
                                     ----------      ----------    ----------    ----------    ----------    ----------
Total Distributions ..........            (0.29)          (0.58)        (0.59)        (0.62)        (0.62)        (0.61)
                                     ----------      ----------    ----------    ----------    ----------    ----------
Net Asset Value,
   End of Period .............       $     8.68      $     8.86    $     9.00    $     9.77    $     9.76    $     9.53
                                     ==========      ==========    ==========    ==========    ==========    ==========
Total Return,
   Based on Market Value .....             8.27%++         9.39%       (15.76)%        9.34%        17.22%        10.22%
                                     ----------      ----------    ----------    ----------    ----------    ----------
Total Return,
   Based on Net Asset Value ..             1.39%++         5.97%        (1.79)%        6.75%         9.41%         7.39%
                                     ----------      ----------    ----------    ----------    ----------    ----------
Net Assets,
  End of Period (000s) .......       $  178,238      $  181,326    $  184,085    $  197,944    $  194,133    $  187,303
                                     ==========      ==========    ==========    ==========    ==========    ==========

Ratios to Average Net Assets:
   Expenses ..................             0.77%+          0.71%         0.73%         0.74%         0.74%         0.77%
   Net investment income .....             6.79+           6.72          6.08          6.07          6.38          6.65

Portfolio Turnover Rate ......                7%             27%           27%           57%           35%           17%

Market Value, End of Period ..       $    8.500      $    8.125    $    8.000    $   10.125    $    9.875    $    9.000

----------
(1)   For the six months ended April 30, 2001 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                  Financial Data Per Share of Common Stock (unaudited)
================================================================================


                                                                     Dividend
 Record      Payable          NYSE         Net Asset   Dividend    Reinvestment
  Date         Date      Closing Price*      Value*      Paid         Price
 ------      --------    --------------      ------     -------       ------
11/23/98     11/27/98        $10.188         $9.72      $0.0510       $9.68
12/21/98     12/24/98         10.000          9.71       0.0485        9.52
 1/26/99      1/29/99          9.625          9.73       0.0485        9.53
 2/23/99      2/26/99          9.625          9.71       0.0485        9.52
 3/23/99      3/26/99          9.750          9.67       0.0485        9.48
 4/27/99      4/30/99          9.563          9.64       0.0485        9.45
 5/25/99      5/28/99          9.250          9.58       0.0485        9.35
 6/22/99      6/25/99          9.000          9.46       0.0485        9.08
 7/27/99      7/30/99          8.938          9.46       0.0485        8.84
 8/24/99      8/27/99          8.562          9.27       0.0485        8.79
 9/21/99      9/24/99          8.375          9.22       0.0485        8.37
10/26/99     10/29/99          7.625          9.00       0.0485        7.98
11/22/99     11/26/99          7.938          9.03       0.0485        7.74
12/27/99     12/30/99          7.313          8.86       0.0485        7.38
 1/25/00      1/28/00          7.750          8.70       0.0485        7.84
 2/22/00      2/25/00          7.813          8.65       0.0485        7.66
 3/28/00      3/31/00          7.438          8.80       0.0485        7.58
 4/25/00      4/28/00          7.625          8.76       0.0485        7.62
 5/23/00      5/26/00          7.750          8.60       0.0485        7.75
 6/27/00      6/30/00          7.563          8.74       0.0485        7.85
 7/25/00      7/28/00          8.094          8.78       0.0485        8.28
 8/22/00      8/25/00         8.4375          8.84       0.0485        8.51
 9/26/00      9/29/00         8.1875          8.83       0.0485        8.36
10/24/00     10/27/00         8.1250          8.86       0.0485        8.10
11/20/00     11/24/00          8.060          8.25       0.0485        7.96
12/26/00     12/29/00         8.0625          8.81       0.0485        8.49
 1/23/01      1/26/01         8.8125          8.79       0.0485        8.61
 2/20/01      2/23/01          8.740         8.770       0.0485        8.60
 3/27/01      3/30/01          8.380         8.770       0.0485        8.57
 4/27/01     04/27/01          8.680         8.670       0.0485        8.50

----------
* As of record date.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                           Quarterly Results of Operations (unaudited)
================================================================================


                                                                                             Net Increase
                                              Net                  Net Realized               (Decrease)
                    Investment             Investment             and Unrealized            in Net Assets
                      Income                 Income                Gain (Loss)             From Operations
                 ----------------        ----------------       ------------------        ------------------
   Quarter                   Per                     Per                      Per                       Per
    Ended        Total      Share        Total      Share       Total        Share        Total        Share
    -----        -----      -----        -----      -----       -----        -----        -----        -----
   1/31/99   $ 3,334,071   $  0.16   $ 2,963,369   $  0.15   $  (585,286)   $ (0.03)   $ 2,378,083    $  0.12
   4/30/99     3,361,488      0.16     2,990,635      0.15    (2,036,950)     (0.10)       953,685       0.05
   7/31/99     3,265,290      0.16     2,898,717      0.14    (4,105,413)     (0.20)    (1,206,696)     (0.06)
  10/31/99     3,269,246      0.16     2,951,688      0.14    (8,885,590)     (0.43)    (5,933,902)     (0.29)
   1/31/00     3,388,350      0.17     3,059,977      0.15    (7,328,329)     (0.35)    (4,268,352)     (0.20)
   4/30/00     3,238,496      0.16     2,931,920      0.14     1,882,412       0.09      4,814,332       0.23
   7/31/00     3,448,458      0.17     3,122,207      0.16     1,208,370       0.05      4,330,577       0.21
  10/31/00     3,397,409      0.17     3,073,407      0.15     1,195,622       0.05      4,269,029       0.20
   1/31/01     3,404,660      0.17     3,063,827      0.15    (1,657,885)     (0.08)     1,405,942       0.07
   4/30/01     3,342,684      0.16     2,998,954      0.15    (2,152,580)     (0.11)       846,374       0.04

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                Dividend Reinvestment Plan (unaudited)
================================================================================


      The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's common stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend, net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose common stock is registered in his or her own name will have all distributions reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC, as dividend-paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds 98% of net asset value ("NAV") per share on the determination date (generally, the record date for the distribution), participants will be issued shares of common stock valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

      If 98% of the NAV per share of the common stock at the time of valuation (which is the close of business on the determination date) exceeds the market price of common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds 98% of what the NAV per share of the common stock was at the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of common stock received by a Plan participant will be based on the

                                                 Municipal High Income Fund Inc.
[CLIP ART]                    Dividend Reinvestment Plan (unaudited) (continued)
================================================================================


weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by PFPC may exceed 98% of the NAV per share of the common stock. PFPC will begin to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

      PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. common stock in the account of each Plan participant will be held by PFPC an uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC or the Fund on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of April 30, 2001, the Fund has not repurchased any shares.

                                                 Municipal High Income Fund Inc.
[CLIP ART]                                                Management of the Fund
================================================================================


Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
George M. Pavia
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Anthony Pace
Controller

Christina T. Sydor
Secretary

Investment Advisor and Administrator

Smith Barney Fund Management LLC
7 World Trade Center
New York, New York 10048

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PFPC Trust Company
8800 Tinicum Blvd.
Third Floor Suite 200
Philadelphia, Pennsylvania 19153

                               [GRAPHIC OMITTED]


                                   [CLIP ART]

This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                              7 World Trade Center
                                New York, NY10048
                                 (212) 723-9218


                                  FD01139 6/01